SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 24, 2006
                                                          -------------


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



          Delaware                      000-32551                23-3067904
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)

     Level 8, 580 St Kilda Road, Melbourne, Victoria Australia      3004
     -----------------------------------------------------------------------
             (Address of Principal Executive Offices)             (Zip Code)

Company's telephone number              61-3-8532-2800

Company's facsimile number              61-3-8532-2805

Company's email address                 lgdi@axisc.com.au
                                        -----------------
Company's website address               www.lgdi.net


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Item 8.01   Other


Effective July 24, 2006, Legend International Holdings, Inc., a Delaware corporation (the "Company") announces that the drilling program at Foelsche will commence at the start of August 2006 and once completed, will be immediately followed by the drilling program at Selby. Both the Foelsche and Selby areas are within the larger Calvert Hills project which is located in the recently acquired diamond mining tenements in Northern Australia. Government approvals have recently been granted for the drilling programs at both Foelsche and Selby.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEGEND INTERNATIONAL HOLDINGS, INC.
                                        (Company)

                                        By: /s/ Peter Lee
                                            ------------------------------------
                                                       Peter Lee
                                                       Secretary

Dated: July 24, 2006